SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K/A

                    AMENDMENT NO. 1 TO CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) March 10,1999


                     VERSAILLES CAPITAL CORPORATION
          -----------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

        COLORADO                   0-22865               84-1044910
----------------------------     -----------        -------------------
(State or Other Jurisdiction     (Commission           (IRS Employer
     of Incorporation)          File Number)        Identification No.)

        21550 OXNARD STREET, SUITE 830, WOODLAND HILLS, CA 91367
       -----------------------------------------------------------
      (Address of Principal Executive Offices, Including Zip Code)

                             (818) 676-0404
           ---------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)

                                   N/A
      ------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets

On February 17, 1999, Versailles Capital Corp. ("Versailles"), British Lion Medical, Inc. ("British Lion") and Amerimmune, Inc. ("Amerimmune"), a wholly owned subsidiary of Versailles, entered into an Agreement and Plan of Merger (the "Merger Agreement") and pursuant to the terms of the Merger Agreement on February 23, 1999 British Lion's then current shareholders acquired approximately 97% of the issued and outstanding voting shares of Versailles and Versailles acquired all of the issued and outstanding shares of British Lion through a merger of British Lion with and into Amerimmune, with Amerimmune as the surviving corporation (the "Transaction"). For financial reporting purposes, the Transaction has been accounted for as a reverse acquisition whereby British Lion is deemed to be the acquirer of Versailles and the surviving company. Versailles and its Subsidiaries are referred to herein as the Company or the Registrant.

This Amendment No. 1 amends the Current Report on Form 8-K of the Registrant dated March 10, 1999 (the "Form 8-K"). As provided in Item 7 of the Form 8-K, the Form 8-K did not include pro forma financial information of Versailles, which was either not available or impracticable to provide at the time the Form 8-K was filed. This Amendment No. 1 is filed to provide audited financial statements and the pro forma financial information of Versailles.


Item 5.  Other Events.


RISK FACTORS

CLINICAL TRIAL RESULTS INCLUDING RESULTS FOR CYTOLIN(R) ARE UNPREDICTABLE

Before obtaining regulatory approvals for the commercial sale of any of its products under development, the Company must demonstrate through preclinical studies and clinical trials that a product is safe and efficacious for use in each target indication. The Company's development efforts will be centered on the development of a new drug, Cytolin(R), which is being tested with patients suffering from Human Immunodeficiency virus ("HIV"). The Company currently contemplated announcement of its Cytolin(R) clinical trials during last half of 1999. No assurance can be given as to the ability of the Company to complete these trials on a timely basis or at all. In addition, no assurance can be given as to the results of such trials with respect to the safety or efficacy of Cytolin(R). Moreover, the results for the required preclinical studies and initial clinical trials of Cytolin(R) may not be predictive of results that will be obtained in large-scale testing. In addition, the Company can provide no assurance that it will view the results of testing of Cytolin(R) as sufficient to support continuing development of the proposed drug.

Many biopharmaceutical companies have suffered significant setbacks in advanced clinical trials, even after obtaining promising results in earlier trials. Because Cytolin(R) is the Company's only product in development and its primary asset, any adverse results from the Company's clinical trials would significantly adversely affect the Company's prospects and could result in a complete loss of value in the trading price of the Company's Common Stock.

EARLY STAGE COMPANY WITH NO REVENUES AND A HISTORY OF LOSES

2. The Company has not yet generated any operating revenues. The Company has incurred losses since inception and has an accumulated deficit of $324,538 through December 31, 1998, and the Company expects to incur losses in the future. The Company cannot predict when marketing approvals for Cytolin(R) will be obtained, if ever. Even if such approvals are obtained, there can be no assurance that Cytolin(R) will be successfully commercialized.

The Company expects its operating expenses to increase over the next several years as it funds development, clinical testing and other expenses of seeking FDA approval. The Company's ability to achieve a profitable level of operation is dependent in large part on obtaining regulatory approvals for its products, entering into agreements for product development and commercialization, and expanding from development into successful marketing, all of which will require significant amounts of capital. There can be no assurance that the Company will ever achieve a profitable level of operations.

PATENT AND TRADE SECRET UNCERTAINTY

3. Patents, trademarks, copyrights and other proprietary rights are important to the Company's success and competitive position. Due to the length of time and expense associated with bringing new pharmaceutical products to market, there are benefits associated with acquiring products that are protected by existing patents or for which patent protection can be obtained. The Company has obtained the exclusive irrevocable worldwide patent rights to develop and market the product, Cytolin(R), from Three R Associates, Inc. ("Three R"). However, patents are not a guarantee of protection from competitors, especially in an area characterized by rapid advances, and enforcement of patents and proprietary rights in many countries can be expected to be problematic or unpredictable. There can be no assurance that any patents issued or licensed to the Company or Three R will not be challenged, invalidated, infringed upon, or designed around by others or that the claims contained in such patents will not infringe the patent claims of others. Furthermore, there can be no assurance that others will not independently develop similar products. Although management believes that patents provide significant protection for the Company's product, the Company's business may be adversely affected by competitors who develop a substantially equivalent product. Patent litigation can be extremely expensive, and the Company may find that it is unable to fund litigation necessary to defend its rights.

REGULATORY MATTERS COULD AFFECT THE COMPANY'S ABILITY TO CONDUCT ITS BUSINESS

4. The production and marketing of the Company's products are subject to rigorous requirements by the FDA and also by comparable agencies in other countries and by state regulatory authorities. Products developed by the Company cannot be marketed commercially in any jurisdiction in which they have not been approved. Approval by United States authorities does not guarantee, nor at times even facilitate or expedite, approval in other countries. The process of conducting clinical trials and obtaining regulatory approval for a product typically takes a number of years and involves substantial expenditures. In addition, product approvals may be withdrawn or limited for noncompliance with regulatory standards or the occurrence of unforeseen problems following initial marketing. The Company may encounter significant delays or excessive costs in its efforts to secure and maintain necessary approvals or licenses. Future federal, state, local or foreign legislative or administrative acts could also prevent or delay regulatory approval of the Company's products. There can be no assurance that the Company will be able to obtain or maintain the necessary approvals for manufacturing or marketing the Company's products for proposed indications or that the data it obtains in clinical trials will be sufficient to establish the safety and efficacy of its products.

Even if the Company obtains regulatory approval for Cytolin(R), identification of certain side effects after it is on the market or the occurrence of manufacturing problems could cause subsequent withdrawal of approval or require reformulation, additional testing, and changes in labeling of the product. The Company's inability to obtain or maintain requisite governmental approvals, the identification of side effects or other factors could delay or preclude the Company from further developing or marketing Cytolin(R), which would have a material adverse effect on the Company's business, financial condition and results of operations.

The Company is also subject to other regulations under numerous federal, state and local laws regarding, among other things, occupational safety, laboratory practices, the use and handling of radioisotopes and hazardous chemicals, prevention of illness and injury, environmental protection and hazardous substance control. Failure to comply with such regulations could have a material adverse effect on the Company's business, financial condition and results of operations.

THE COMPANY WILL BE REQUIRED TO OBTAIN ADDITIONAL FINANCING

5. The Company may require substantial and increasing amounts of funds to conduct necessary research and development and preclinical and clinical testing of its product, and to market any products which may receive regulatory approval. The Company's ability to meet its cash obligations as they become due and payable is expected to depend for at least the next several years on its ability to obtain equity and or debt capital. There can be no assurance that the Company will be successful in raising the necessary funds on commercially acceptable terms, if at all. The Company's future capital requirements will depend upon many factors, including progress with preclinical testing and clinical trials; the time and costs involved in obtaining regulatory approvals; competing technological and market developments; the ability of the Company to establish collaborative arrangements; and, effective commercialization and marketing activities. In any event, the Company may incur negative cash flows and net losses for the foreseeable future. If the Company raises additional funds through the issuance of equity securities, the percentage ownership of its then-current shareholders may be reduced and such equity securities may have rights, preferences or privileges senior to those of the holders of common shares. If the Company raises additional funds through the issuance of debt securities, these new securities would have certain rights, preferences and privileges senior to those of the holders of common shares.

The Company may require significant capital in order to complete the FDA approval process and New Drug Application Phase. Additional funds will be sought, most likely through sale of equity or debt securities. If adequate funds are not available, the Company may delay, scale back or eliminate certain programs, or may seek funds through collaborative arrangements with strategic partners or others. Such arrangements could require relinquishment of rights to certain technologies, products or markets which it would not otherwise relinquish.

THE COMPANY COULD SUSPEND OPERATIONS IF SUFFICIENT FUNDS ARE NOT AVAILABLE

6. The Company may experience cash flow difficulties from time to time due to its substantial capital needs. For the foreseeable future, the Company's ability to meet its cash obligations as they become due and payable will depend on its ability to obtain debt and/or equity funding. In the event that the Company can not raise sufficient capital when needed to sustain or expand its operations, the Company would suspend research and development activities.

THE PHARMACEUTICAL INDUSTRY IS CHARACTERIZED BY INTENSE COMPETITION AND IS SUBJECT TO RAPID AND SIGNIFICANT TECHNOLOGICAL CHANGE

7. Rapid technological development may cause the Company's products to become obsolete before the Company recoups all or any portion of the related expenses. The Company's competitors include major pharmaceutical companies, biotechnology firms and universities and other research institutions, both in the United States and abroad, which are actively engaged in research and development of products in the therapeutic areas being pursued by the Company. Most of the Company's competitors have substantially greater financial, technical, manufacturing, marketing and human resource capabilities than the Company. In addition, many of the Company's competitors have significantly greater experience in testing new or improved therapeutic products and obtaining regulatory approval of products. Accordingly, the Company's competitors may succeed in obtaining regulatory approval for products more rapidly than the Company. If the Company commences significant commercial sales of its products, it will also be competing with respect to manufacturing efficiencies and marketing capabilities, areas in which it has no experience.

THE COMPANY IS DEPENDENT ON PRINCIPAL MEMBERS OF ITS MANAGEMENT TEAM

8. The Company is significantly dependent on its officers and directors. If the Company fails to retain the services of one or more of these individuals, the Company's operations may be adversely affected. The Company does not have key man insurance on any of its officers or directors. Companies in the pharmaceutical and health care industries compete intensely for qualified personnel. The Company's inability to retain its existing personnel or to hire additional qualified employees would have a material adverse effect on the Company's business.

THE COMPANY IS DEPENDENT ON KEY CONTRACTS THAT ARE WITH AN ENTITIES CONTROLLED BY MEMBERS OF ITS MANAGEMENT TEAM

9. The Company entered into a management agreement with WCCS for purposes of assisting the Company in obtaining FDA approval necessary to market the Company's product, Cytolin(R), for commercial use. Although the Company believes it could have contracted with other companies for comparable services, the Termination, Sale and Shareholder Agreement by and among Three R, Allen D.

Allen and Cytodyn(R) which conveys the patents to Three R, required the Company to enter into the abovementioned management agreement, as a condition to Three R's granting the Company an exclusive worldwide license to develop the product.

Three R and WCCS are controlled by some of the officers and directors of the Company, Lois Rezler, Daniel L. Azarnoff and Roy S. Azarnoff, all of whom will basically control the rights to all pharmaceutical products which will be licensed to the Company. The Company will be obligated to provide certain funding, including funding for the development and testing of the product, at specified times. There can be no assurance that the Company will be able to meet future payments or funding obligations under the WCCS agreement, which would have a material adverse effect on the Company.

CHANGES IN U.S. REGULATION OF PHARMACEUTICALS AND REIMBURSEMENT POLICIES COULD AFFECT THE COMPANY

11. Government health administration authorities, together with private health insurers, increasingly are attempting to contain health care costs by limiting the price or reimbursement levels for medical products and services, and private heath insurers are increasingly demanding data to justify the inclusion of new products in their formularies. There can be no assurance that the Company's products, if and when developed, will be included in the formularies of private health insurers or what level of reimbursement, if any, the Company will receive for its products from such private health insurers or the government. In certain foreign markets, pricing or profitability of prescriptive pharmaceuticals is subject to government control. In the United States, there have been a number of federal and state proposals to implement similar government controls or otherwise significantly reform the existing health care system. Due to uncertainties as to the ultimate features of this or any other reform initiatives that may be enacted, the Company cannot predict which, if any, of such reform proposals will be adopted, when they may be adopted, or what impact they may have on the Company. It is possible that any legislation which is enacted will include provisions resulting in price limits, utilization controls or other consequences that may adversely affect the Company.

12. The Company's business will expose it to potential product liability risks which are inherent in the testing, manufacturing, marketing and sale of pharmaceutical products, and product liability claims may be asserted against the Company. Product liability insurance for the pharmaceutical industry generally is expensive to the extent that it is available at all. There can be no assurance that adequate insurance coverage will be available at acceptable costs, if at all, or that a product liability claim would not adversely affect the business or financial condition of the Company.

THE COMPANY IS DEPENDENT ON ITS SUPPLIERS

13. The Company currently is able to purchase certain key components for its product candidates only from single suppliers. These suppliers are subject to many strict regulatory requirements. There can be no assurance that these suppliers will comply, or have complied, with applicable regulatory requirements or that they will otherwise continue to supply the Company with the key components for its product candidates. In the event that suppliers are unable or refuse to supply the Company, or will supply the Company only at a prohibitive cost, there can be no assurance that the Company could access additional sources at acceptable prices, on a timely basis, or at all.

THE COMPANY'S SUCCESS IS DEPENDENT ON LOCATING ADDITIONAL COLLABORATIVE
PARTNERS

14. The Company's strategy for the research, development and commercialization of its product candidates has required, and will continue to require, the Company to enter into various arrangements with corporate and academic collaborators, licensors, licensees and others, and the Company will, therefore, be dependent upon the success of these parties in performing their responsibilities and obligations. There can be no assurance that the Company will be able to enter into collaborative arrangements or license agreements that the Company deems necessary or appropriate to develop and commercialize its product candidates, or that any or all of the contemplated benefits from such collaborative arrangements or license agreements will be realized. Failure to obtain such arrangements or agreements could result in delays in marketing the Company's product candidates or the inability to proceed with the development, manufacture or sale of product candidates. Certain of the collaborative arrangements that the Company currently has or may enter into in the future may place responsibility on the collaborative partner for preclinical testing, clinical trials and/or preparation and submission of applications for regulatory approval of potential pharmaceutical or other products. Should a collaborative partner fail to develop or commercialize successfully any product candidate to which it has rights, the Company's business, financial condition and results of operations could be materially and adversely affected. There can be no assurance that collaborators will not pursue alternative technologies or product candidates either on their own or in collaboration with others, including the Company's competitors, as a means for developing treatments for the diseases or disorders targeted by the Company's collaborative arrangements. Collaborative arrangements may also require the Company to meet certain regulatory, research or other development milestones and expend minimum levels of funds, and there can be no assurance that the Company will be successful in doing so. Failure of the Company to meet its obligations under its collaborative arrangements could result in a termination of those arrangements and could have a material adverse effect on the Company's business, financial condition and results of operations.

THE MARKET PRICE OF THE COMPANY'S SHARES WILL BE HIGHLY VOLATILE

15. The market price of the Company's common shares has been and is likely to continue to be highly volatile, and an investment in these securities involves substantial risks. The market prices for securities of biotechnology companies (including the Company) have been highly volatile, and the stock market from time to time has experienced significant price and volume fluctuations that may be unrelated to the operating performance of a particular company. A number of factors could result in the Company's failure to meet the expectations of securities analysts or investors and may have a significant impact on the price of the Company's common shares. Such factors include, but are not limited to, announcements by the Company or its competitors of clinical results, technological innovations, product sales, new products or product candidates, developments or disputes concerning patent or proprietary rights, regulatory developments affecting the Company's products, as well as market conditions for emerging growth companies and biopharmaceutical companies, economic and other internal and external factors and period-to-period fluctuations in results of operations.

THE COMPANY HAS NO SALES AND MARKETING EXPERIENCE

16. The Company intends to sell certain of its products, if successfully developed and approved, through sales and marketing partnership arrangements. However, the Company does not expect to establish sales capability for at least the next few years. The Company has no history or experience in sales or distribution. To sell its products, the Company must obtain the assistance of another company. There can be no assurance that the Company will be able to establish sales and distribution capabilities or succeed in gaining market acceptance for its products. If the Company enters into co-promotion or patent licensing arrangements with established pharmaceutical companies, the Company's revenues will be subject to the payment provisions of such arrangements and dependent on the efforts of third parties. There can be no assurance that the Company's collaborators will effectively market any of the Company's potential products, and the inability of the Company's collaborators to do so could have a material adverse effect on the business and financial condition of the Company.

THE COMPANY IS SUBJECT TO ENVIRONMENTAL REGULATIONS

17. The Company and the third parties that currently manufacture the Company's proposed products are subject to federal, state and local laws and regulations governing the use, generation, manufacture, storage, discharge, handling and disposal of materials and wastes which are classified as "hazardous." There can be no assurance that the Company or its third party manufacturers will not be required to incur significant costs to comply with environmental laws, the Occupational Safety and Health Act, and state, local and foreign counterparts to such laws, rules and regulations if its manufacturing and research activities are increased or that the operations, business and future profitability of the Company will not be adversely affected by current or future laws, rules and regulations. The risk of accidental contamination or injury from hazardous materials cannot be eliminated. In the event of such an accident, and if the Company is held liable for any damages that result, any such liability could exceed the resources of the Company. In any event, the cost of defending claims arising from such contamination or injury could be substantial. In addition, the Company cannot predict the extent of the adverse effect on its business or the financial and other costs that might result from any new government requirements arising out of future legislative, administrative or judicial actions.

THE COMPANY MAY HAVE LIABILITIES RELATED TO PRIOR OPERATIONS

18. The Company and its predecessors conducted operations in the 1980s. The current management has performed only a limited review of the Company or its subsidiaries operations prior to the Merger to determine the existence or extent of any prior liabilities. Any existing liabilities of the Company at the time of the Merger could exceed the Company's current assets and have a material adverse effect on the Company's ability to continue operations.



The following information amends Item 7 of the Form 8-K and sets forth in its entirety the information as amended.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired. The following financial statements of the Company are filed as part of this Current
Report:

          o    Independent Auditor's Report

          o    Balance Sheet at December 31, 1998

          o Statement of Operations for the period from April 10, 1998 (Date of Inception) through December 31, 1998

          o Statement of Stockholders' Equity for the period from April 10, 1998 (Date of Inception) through December 31, 1998

          o Statement of Cash Flows for the period from April 10, 1998 (Date of Inception) through December 31, 1998

          o    Notes to Financial Statements

     (b) Pro Forma Financial Information. The following unaudited pro forma financial information is filed as part of this Current Report:

          o    Description of Pro Forma Financial Information


          o    Pro Forma Combined Balance Sheet at December 31, 1998]

          o Pro Forma Combined Statements of Stockholders Equity for the Year Ended December 31, 1998

          o    Notes to Pro Forma Combined Financial Information

     (C)  Exhibits.

       23.1  Consent of Bennett Block Accountancy Corporation

       27.   Financial Data Schedule

SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 7, 1999


                              VERSAILLES CAPITAL CORPORATION

                              By:   /s/ Wellington A. Ewen
                                    ---------------------------
                                    Wellington A. Ewen
                                    Chief Financial Officer

                        BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)

                          FINANCIAL STATEMENTS

                           DECEMBER 31, 1998

                                CONTENTS





                                                                     Page

INDEPENDENT AUDITOR'S REPORT                                          F-1


BALANCE SHEET                                                         F-2
December 31, 1998


STATEMENT OF OPERATIONS
For The Period From April 10, 1998 (Date of Inception)
to December 31, 1998                                                  F-3



STATEMENT OF STOCKHOLDERS' EQUITY
For the Period From April 10, 1998 (Date of Inception)
to December 31, 1998                                                  F-4



STATEMENT OF CASH FLOWS
For The Period From April 10, 1998 (Date of Inception)
to December 31, 1998                                                  F-5



NOTES TO FINANCIAL STATEMENTS                                F-6  -  F-17

                      INDEPENDENT AUDITOR'S REPORT
                      ----------------------------





To The Board of Directors and Stockholders
British Lion Medical, Inc.


I have audited the accompanying balance sheet of British Lion Medical, Inc. ( a development stage company) as of December 31, 1998, and the related statements of operations, stockholders' equity, and cash flows for the period from April 10, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of the Company's management.
My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of British Lion Medical, Inc. as of December 31, 1998 and the results of its operations and its cash flows for the period from April 10, 1998 (date of inception) to December 31, 1998 in conformity with generally accepted accounting principles.

As described in Note 1 to the financial statements, the ultimate recoverability of development stage costs is dependent on obtaining future financing and attaining profitable operations, which cannot be determined. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Bennett Block Accountancy Corporation
-----------------------------------------

Los Angeles, California
March 16, 1999

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                              BALANCE SHEET
                            DECEMBER 31, 1998


                                 ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                      $     4,010
  Current portion of prepaid management fees -
  affiliated corporation                                              60,937
                                                                 -----------

       TOTAL CURRENT ASSETS                                           64,947

OTHER ASSETS
  Prepaid management fees - affiliated corporation                   158,438
  Deferred stock offering costs                                       54,485
  Deposits                                                            25,722
                                                                 -----------
                                                                     238,645
                                                                 -----------

                                                                 $   303,592
                                                                 ===========


                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                          $   186,011
  Due to affiliated corporations                                      94,869
                                                                 -----------

       TOTAL CURRENT LIABILITIES                                     280,880
                                                                 -----------

COMMITMENTS AND CONTINGENCIES (Notes 5 and 7)

STOCKHOLDERS' EQUITY
  Common stock, no par value; 10,000,000
  shares authorized, 4,750,000 shares issued
  and outstanding                                                    347,250

Deficit accumulated during the development stage                    (324,538)
                                                                 -----------
                                                                      22,712
                                                                 -----------
                                                                 $   303,592
                                                                 ===========



  The accompanying notes are an integral part of these financial statements.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                         STATEMENT OF OPERATIONS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998



COST AND EXPENSES
  Research and development                                       $   286,809
  General and administrative                                          37,558
                                                                 -----------

       OPERATING LOSS                                               (324,367)

OTHER INCOME
  Interest income                                                        629
                                                                 -----------


LOSS BEFORE PROVISION
 FOR INCOME TAXES                                                   (323,738)


PROVISION FOR INCOME TAXES                                               800
                                                                 -----------


NET LOSS                                                         $  (324,538)
                                                                 ===========


NET LOSS PER COMMON SHARE - BASIC AND DILUTED                    $      (.08)
                                                                 ===========


WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING - BASIC AND DILUTED                                  4,138,953
                                                                 ===========



  The accompanying notes are an integral part of these financial statements.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                    STATEMENT OF STOCKHOLDERS' EQUITY
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998



                                             NO PAR VALUE            DEFICIT
                                             COMMON STOCK          ACCUMULATED
                                             ------------          DURING THE
                                        NUMBER                     DEVELOPMENT
                                       OF SHARES       AMOUNT         STAGE          TOTAL
                                       ---------       ------         -----          -----
Sale of stock for cash                 3,470,000     $    3,470     $        -     $    3,470

Stock issued for trademark               600,000            600              -            600

Stock issued for legal services          180,000         18,180              -         18,180

Stock issued for consulting services     300,000         25,000              -         25,000

Sale of stock for cash                   200,000        300,000              -        300,000

Net Loss                                       -              -       (324,538)      (324,538)
                                      ----------     ----------     ----------     ----------

Balance, December 31, 1998             4,750,000     $  347,250     $ (324,538)    $   22,712
                                       ==========    ==========     ==========     ==========



  The accompanying notes are an integral part of these financial statements.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                         STATEMENT OF CASH FLOWS
         FOR THE PERIOD FORM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998



CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                       $  (324,538)
                                                                 -----------

ADJUSTMENTS TO RECONCILE NET LOSS
 TO NET CASH USED BY OPERATING ACTIVITIES
  Noncash transactions:
   Trademark contributed in exchange for common stock                    600
   Legal services contributed in exchange for common stock            18,000
  Changes in assets and liabilities:
   Prepaid management fees                                          (219,375)
   Deposits                                                          (25,722)
   Accounts payable and accrued expenses                             186,011
                                                                 -----------
   Total adjustments                                                 (40,486)
                                                                 -----------

       NET CASH USED BY
        OPERATING ACTIVITIES                                        (365,024)
                                                                 -----------

CASH FLOWS FROM INVESTING ACTIVITIES                                       -

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from sale of common stock                                 303,650
  Borrowings from affiliated corporations                             94,869
  Deferred stock offering costs                                      (29,485)
                                                                 -----------

       NET CASH PROVIDED BY
        FINANCING ACTIVITIES                                         369,034
                                                                 -----------

NET INCREASE IN CASH                                                   4,010

CASH AND CASH EQUIVALENTS, April 10, 1998                                  -
                                                                 -----------

CASH AND CASH EQUIVALENTS, December 31, 1998                     $     4,010
                                                                 ===========

SUPPLEMENTAL INFORMATION
  Cash paid for income taxes                                     $       800

NONCASH TRANSACTIONS
  Issuance of common stock in exchange for
  deferred offering costs (financial consulting fees)            $    25,000


  The accompanying notes are an integral part of these financial statements.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 1 -  ORGANIZATION AND BASIS OF PRESENTATION

     Organization
     ------------

     British Lion Medical, Inc. ("the Company") was incorporated in California in August 1997 and has been in the development stage, as more fully defined in Statement of Financial Accounting Standards No. 7, since it commenced operations on April 10, 1998. The Company's efforts since inception have been devoted primarily to research and development activities, raising capital, obtaining licensing and patent agreements and administrative functions.

     The Company is engaged in the pharmaceutical research business with the primary purpose of developing Cytolin(R), a drug designed to protect the immune system, especially in patients suffering from Human Immunodeficiency Virus ("HIV"). Management of the Company believes that Cytolin(R) is important for the growing number of patients who have become resistant to drugs currently used to treat the HIV/AIDS virus. The Company intends to seek governmental approval from the Food and Drug Administration ("FDA") for Cytolin(R). The Company expects to obtain FDA approval for regular sales of Cytolin(R) within three years.

     Basis of Presentation and Management's Plans
     --------------------------------------------

     The Company's financial statements have been presented on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

     During the period from inception to December 31, 1998, the Company had no operating revenues and incurred a net loss of $324,538. At December 31, 1998, the Company had a working capital deficit of $215,933. The Company requires significant capital to conduct the research and development and preclinical and clinical testing of Cytolin(R) that is necessary in order to complete the FDA approval process. Management of the Company does not expect to generate revenue from operations within the next year. The Company's continued existence and its ability to fund its operations and meet its financial obligations is dependent on its ability to obtain equity or debt financing.

     Management has the following operating and financial plans to raise the working capital necessary to fund operations.

     At December 31, 1998, the Company was attempting to raise funds through a private placement of its common stock and had entered into a letter of intent for the potential

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 1 -  ORGANIZATION AND BASIS OF PRESENTATION (Continued)

     merger with a public company. The private placement and merger were successfully completed in February 1999. Versailles Capital
     Corporation ("Versailles"), a publicly held company, has acquired British Lion Medical, Inc. and will continue the business of developing the product Cytolin(R) (Note 7).

     The merger of the Company with Versailles, which is a publicly traded corporation, will provide additional liquidity for the Company for current operations. However, the Company estimates that it may require additional funding of up to $9,000,000 over the next three years to successfully complete the FDA approval process.

     It is not possible to predict the success of management's efforts to raise sufficient capital to fund operations. If management is unable to achieve its goals, the Company will find it necessary to undertake actions as may be appropriate to continue operations and meet its financial commitments.

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates
     ----------------

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles necessarily requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents
     -------------------------

     Cash and cash equivalents include cash on hand and on deposit and highly liquid investments with a maturity of ninety days or less when purchased.

     Concentration of credit risk
     ----------------------------

     Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash. The Company places its cash with a high quality financial institution. At times during the period from April 10, 1998 (date of inception) to December 31, 1998, the balance at the financial institution exceeded FDIC limits.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Deposits
     --------

     In December 1998, the Company entered into a letter of intent with a manufacturer to begin the production and testing of the drug Cytolin(R). The Company advanced the manufacturer a deposit of $25,000 to commence the manufacturing process while a contract was being negotiated and developed between the parties. At March 16, 1999, the agreement had not been finalized. However, the Company has orally agreed to pay a total of $280,000 to the manufacturer, an additional $255,000 will be paid to the manufacturer in periodic installments through December 31, 1999.

     Deferred Stock Offering Costs
     -----------------------------

     Deferred stock offering costs consist of expenses incurred to December 31, 1998 by the Company in the process of raising funds through a private placement of its common stock which commenced in December, 1998. As more fully discussed in Note 5, the deferred stock offering costs incurred as of December 31, 1998 and additional costs incurred subsequent to that date, were charged against the proceeds of the private placement in February 1999.

     Income Taxes
     ------------

     The Company records its taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year end based on enacted tax laws and statutory rates applicable to taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in deferred tax assets and liabilities.

     Research and Development
     ------------------------

     Research and development costs are charged to operations when incurred and are included in operating expenses.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Impairment of Long-Lived Assets
     -------------------------------

     The Company evaluates the potential impairment of long-lived assets in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." The Company reviews the amount of recorded long-lived assets for impairment. If the sum of the expected cash flows from these assets is less than the carrying amount, the Company will recognize an impairment loss in such period. No impairment loss was recognized for the period from April 10, 1998 (date of inception) to December 31, 1998.

     Accounting for Stock Based Compensation
     ---------------------------------------

     In December 1998, the Company established an employee stock-based compensation plan, the 1998 Omnibus Stock Incentive Plan, under which the Company may grant options for up to 1,000,000 shares of common stock. Employee stock options are accounted for under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" which requires the recognition of expense when the option price is less than the fair market value of the stock at the date of grant. Under the current terms of the plan, the exercise price of each option is equal to the fair market value of the Company's stock at the date of grant. The Company has adopted the disclosure-only provisions of Statements of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation." The maximum term of the options is no more than ten years and the options vest at scheduled intervals during the vesting period. The adoption of SFAS 123 disclosure-only provisions had no effect on either the Company's balance sheet or its results of operations.

     The Company has entered into employment commitments with three prospective officers which involve the issuance of stock options (Note 5).

     Net Loss Per Share
     ------------------

     Net loss per basic and diluted share are calculated based on the weighted average number of shares outstanding during the period.

     Comprehensive Income
     --------------------

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income." SFAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements and is effective for fiscal years beginning after December 15, 1997. To date, the Company has not had any transactions that are required to be reported in Comprehensive Income.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Fair Value of Financial Statement Instruments
     ---------------------------------------------

     Statement of Financial Accounting Standards No. 107, "Disclosures
     About Fair Value of Financial Instruments" requires that the Company disclose estimated fair values for its financial statement instruments.

     The carrying amount of cash is assumed to be its fair value because of the liquidity of the instrument. Accounts payable and accrued expenses and amounts due to affiliated corporations approximate fair value because of the short maturity of these instruments.

NOTE 3 -  COMMON STOCK

     On November 11, 1998, the Company's Board of Directors approved an increase in the number of the Company's authorized common shares from 1,000,000 to 10,000,000 shares. All common shares issued by the Company are restricted securities within the meaning of Rule 144 of the Securities Act of 1933. Accordingly, shares must be held for a minimum of one year after issuance by stockholders before they are available for sale.

     During October 1998, the Company issued 3,470,000 shares of restricted common stock at $.001 per share. Of these shares, 3,375,000 shares were issued for cash in connection with the execution of patent and license agreements, 95,000 shares were issued for cash to prospective officers and 600,000 shares were issued for a trademark (Note 5). The stockholders who were issued these shares have agreed not to sell any of their shares for a period of two years.

     In October 1998, the Company issued 180,000 restricted shares to an attorney in exchange for cash of $180 and legal services. The shares of stock issued were recorded at the estimated fair value of the services provided, which was $18,000. This stockholder has also agreed not to sell any shares for a period of two years.

     In October 1998, the Company also issued 300,000 shares to a financial consultant in exchange for services and granted an option, effective at the date of merger, to purchase an additional 200,000 shares of stock at a price of $3.00 per share for a five year period following the date of the merger. The shares of stock and stock options issued were recorded at the estimated fair value of the services provided of $25,000. The shares issued and the shares underlying the options are covered by certain registration rights.

     Shares of common stock issued for other than cash have been assigned amounts equivalent to the fair value of the assets or services received in exchange for such shares.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 3 -  COMMON STOCK (Continued)

     In November and December 1998, the Company sold 200,000 shares of its stock, at $1.50 per share for total proceeds of $300,000, to certain accredited investors in an initial private placement.

     In December 1998, the Company began a second private placement of common stock to accredited investors, which was completed on February 22, 1999. The private placement was made on a minimum/maximum "best efforts" basis. The Company raised the maximum amount of gross proceeds of $3,210,000 (1,070,000 shares at $3.00 per share) and paid cash offering and merger expenses of $164,908. Net cash proceeds from the private placement totaled $3,045,092.

NOTE 4 - INCOME TAXES

     Due to the current period's net loss, the Company's income tax liability has been limited to minimum California franchise taxes.

     Deferred taxes consisted of the following at December 31, 1998:

          Deferred tax asset:
            Net operating loss               $  57,600
            Valuation allowance               ( 57,600)
                                             ---------

            Net deferred taxes               $       -
                                             =========

     The gross deferred tax asset balance as of December 31, 1998 was approximately $57,600. A 100% valuation allowance has been established against the deferred tax asset balance as the utilization of net operating loss carryforwards cannot be reasonably assured.

     Net operating loss carryforwards for federal and state income tax purposes at December 31, 1998 were approximately $155,300. The Company experienced a change in ownership in February 1999 in a transaction intended to qualify as a tax-free reorganization under
     Section 368(a) of the Internal Revenue Code (Note 7). Therefore, the utilization of net operating loss carryforwards may be limited.

NOTE 5 -  COMMITMENTS AND CONTINGENCIES

     Termination, Sale and Shareholder Agreement
     -------------------------------------------

     Allen D. Allen ("Allen") is the present owner of all United States patent and foreign patent rights to the technology and know-how under the product Cytolin(R). In 1994, Allen granted Cytodyn of New Mexico, Inc. ("Cytodyn"), of which Allen owns 100% of the voting

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 5 -  COMMITMENTS AND CONTINGENCIES (Continued)

     stock, an exclusive worldwide license to use the patent rights and technology. In addition, Cytodyn obtained a trademark name for Cytolin(R).

     In August 1998, Allen and Cytodyn entered into a Termination, Sale and Shareholder Agreement (the "Purchase Agreement") with Three R. Associates, Inc. ("Three R"), a corporation affiliated with the Company that is wholly-owned by three of the Company's officers and directors.

     Pursuant to the terms of the Purchase Agreement, Cytodyn agreed to relinquish the exclusive license to use the technology and patents previously granted to it by Allen and to grant an exclusive license to the trademark name, Cytolin(R), to Three R in exchange for 600,000 shares of British Lion Medical, Inc.'s common stock. In addition, Allen agreed to sell all United States Patent rights, foreign patent rights, and all technological know-how underlying the product, Cytolin(R), to Three R in exchange for a minimum of $180,000. Payments to Allen are to commence subsequent to the Company's merger with Versailles (Note 7). Allen is to be paid a minimum of $90,000 per year in quarterly installments through at least February 23, 2001.

     Consulting Agreement - Research and Development
     -----------------------------------------------

     Allen also entered into a consulting agreement with Three R whereby he agreed to provide British Lion Medical, Inc. with any new and additional similar technologies, if any, for a period of fifteen years in exchange for a consulting fee of $10,000 per year. Payments under the consulting agreement are scheduled to begin subsequent to the Company's merger with Versailles.

     Patent and Trademark License Agreement
     --------------------------------------

     In October, 1998, the Company entered into a Patent and Trademark License Agreement (the "Agreement") with Three R. The Company was granted an irrevocable, exclusive worldwide license to use all present and future patent rights, know-how and background technology of Three R, relating to the product, Cytolin(R). In addition, the Agreement granted the Company a sublicense to the trademark name, Cytolin(R). The Agreement was consummated simultaneously with the Company's merger with Versailles.

     The Company issued 3,075,000 shares of its common stock at $.001 per share to Three R upon execution of the Agreement, and the Company also agreed to assume Three R's obligations to pay Allen a minimum of $180,000 and fees of $10,000 per year for consulting services under the agreements discussed above between Three R and Allen. The Company can terminate the consulting agreement with one year's notice beginning February 23, 2000, one year from the date the Company completed its merger with Versailles.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 5 - COMMITMENTS AND CONTINGENCIES (Continued)

     At December 31, 1998, the Company has accrued and recorded research and development expenses of $166,000 to operations in connection with the minimum payments due to Allen through February 23, 2001. The payments have been discounted to their fair value of $166,000 by applying an imputed interest rate of 8% to future cash outflows.

     Management Agreement
     --------------------

     In October, 1998, the Company entered into a three year management agreement for $585,000 per year with Western Center for Clinical Studies, Inc. ("WCCS"), a corporation that is affiliated with the Company and is wholly-owned by three of the Company's officers and directors. The agreement is scheduled to expire on February 23, 2002.

     The management agreement was executed for the purpose of assisting the Company in obtaining FDA approval to market Cytolin(R) for commercial use. To avoid potential conflicts of interest, the WCCS agreement was subsequently ratified by the disinterested directors of Versailles following its merger with the Company (Note 6).

     Consulting Agreements - Financial Services
     ------------------------------------------

     The Company entered into an agreement with a financial consulting firm, Battersea Capital, Inc., ("Battersea") to assist the Company in private placements and finding an appropriate public company into which the Company could merge. In consideration for Battersea's efforts, the Company issued 300,000 shares of its stock to Battersea in October 1998 and granted Battersea an option, effective at the date of merger, to purchase an additional 200,000 shares of stock at a price of $3.00 per share for a five year period following the date of the merger. The shares of stock and stock options issued were recorded at the estimated fair value of the services provided of $25,000. The shares issued and the shares underlying the options are covered by certain registration rights.

     LMU & Company ("LMU") was engaged by Battersea for assistance in providing financial consulting services to the Company, pursuant to Battersea's consulting agreement with the Company. LMU acquired the majority ownership of Amerimmune, Inc.("Amerimmune") and facilitated the merger of Amerimmune and Versailles with the Company. The Company has agreed to pay LMU a broker's fee of $100,000 from the proceeds of its second private placement in February 1999.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 5 - COMMITMENTS AND CONTINGENCIES (Continued)

     Employment Commitments
     ----------------------

     The Company has entered into employment commitments with three prospective officers which provide for combined annual compensation of $164,500. The Company has also granted options, in December 1998, to purchase 191,000 shares of its common stock at $3.00 per share to these officers which vest over a three year period from the date of grant.

     Placement Agent Agreement
     -------------------------

     On February 9, 1999, in connection with its second private placement, the Company entered into an agreement with a nonexclusive agent to act on a "best efforts basis" in the offer and sale of its common stock. The Company agreed to pay the agent commissions of ten percent of the proceeds of its sales ($108,350) and to issue the agent warrants to purchase twenty percent (20%) of the total number shares of common stock sold by the agent at an exercise price of $3.00 per share for a period of five years from the date of grant. The shares underlying the warrants are covered by certain registration rights. At the completion of the Company's private placement on February 22, 1999, the Company was obligated to issue 72,233 warrants to the agent which were valued at $1.30 per warrant.

     Lease Commitments
     -----------------

     The Company's office facilities are located in Woodland Hills, California. Beginning February 1, 1999, the facilities were rented under the terms of a three year noncancellable operating lease agreement assigned to the Company by an affiliate, WCCS. The initial monthly base rent of $3,040, is scheduled to increase to $3,337 during the term of the lease.

     The lease is scheduled to expire on January 31, 2002. Minimum future rental payments required over the lease term are as follows:


               Year Ended December 31
               ----------------------

               1999                $  33,442
               2000                   37,964
               2001                   40,041
               2002                    3,337
                                   ---------

                                   $ 114,784
                                   =========

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 5 - COMMITMENTS AND CONTINGENCIES (Continued)

     Other Commitments
     -----------------

     In February 1999, the Company issued 33,500 shares of its restricted common stock to an investor as a finders fee for assisting the Company in a private placement of the Company's stock. The value of the stock issuance was recorded at $3.00 per share ($100,500).

NOTE 6 -  RELATED PARTY TRANSACTIONS

     Due to the Company's lack of liquidity, the Company's affiliates paid the Company's operating expenses and certain other obligations during the period from April 10, 1998 (date of inception) to December 31, 1998. During the period from April 10, 1998 (date of inception) to December 31, 1998, expenditures paid on behalf of the Company by affiliates totaled $94,869.

     Amounts due to the Company's affiliates of $94,869 were non-interest bearing as the payables were temporary in nature and were settled in March, 1999. The affiliates charged back those expenditures to the Company through intercompany accounts, reducing their own operating expenses accordingly.

     During the period from April 10, 1998 (date of inception) to December 31, 1998, the Company paid an affiliate, WCCS, $80,000 for services performed by WCCS on behalf of the Company. The Company also advanced WCCS $219,375 to commence certain services in connection with the development of Cytolin(R) to be performed over a three year period beginning when the management agreement between the parties became effective (Note 5).

     During the period from April 10, 1998 (date of inception) to December 31, 1998, the Company paid consulting fees of $36,525 to Allen for providing scientific expertise regarding the development of Cytolin(R).

     Since inception, the Company has used part of an office facility and administrative services provided by WCCS at no cost. On February 1, 1999, the Company was assigned a long-term noncancellable operating lease agreement with an unrelated party by WCCS (Note 5).

NOTE 7 -  SUBSEQUENT EVENTS

     On February 17, 1999, the Company entered into an agreement and plan of merger with Versailles, a publicly held company, and Versailles' wholly-owned subsidiary, Amerimmune, a newly organized corporation. Pursuant to the terms of the agreement, Versailles was to acquire the Company by the merger of the Company with Amerimmune

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 7 -  SUBSEQUENT EVENTS (Continued)

     in a transaction intended to qualify as tax-free  reorganization under
     Section 368(a) of the Internal Revenue Code. Versailles was to remain as the surviving corporation after the merger with the Company.

     Pursuant to the agreement, and as a condition precedent to the exchange, the Company successfully completed a private placement of its common stock (Note 3) on February 22, 1999. The Company raised net cash proceeds of $3,045,092 (gross proceeds of $3,210,000 less cash private placement and merger expenses of $164,908). The Company also incurred non-cash merger expenses of $125,500 in connection with the private placement. The Company (i) issued 33,500 shares of its restricted common stock with a recorded value of $3.00 per share to an investor for assisting in the private placement of the Company's common stock ($100,500) and (ii) issued 300,000 shares of common stock and 200,000 options at a price of $3.00 per share to a financial consulting firm for assisting the Company in private placements and finding an appropriate public company into which the Company could merger. The fair value of these services was estimated at $25,000. The Company's equity increased $2,919,592 as a result of the private placement.

     On February 23, 1999, the merger was completed, each share of British Lion's issued and outstanding stock was exchanged for 7.13397 shares (41,758,743 total shares) of Versailles' $.05 par value per share common stock.

     After the exchange, British Lion stockholders owned approximately 97% of the outstanding common stock of Versailles. Versailles has also assumed the obligations of British Lion regarding all outstanding stock options and warrants to purchase shares of British Lion's common stock and has agreed to issue shares of Versailles' common stock under the same terms and conditions.

                       BRITISH LION MEDICAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      NOTES TO FINANCIAL STATEMENTS
         FOR THE PERIOD FROM APRIL 10, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998

NOTE 7 -  SUBSEQUENT EVENTS (Continued)

     Unaudited pro forma combined balance sheet:

     The following table presents the unaudited pro forma combined balance sheet of the Company and Versailles as though the combination had occurred on December 31, 1998, giving effect to the merger, the private placement and other subsequent events described above.


     ASSETS
       Current assets                                  $2,901,649
       Other assets                                       184,160
                                                       ----------
                                                       $3,085,809
                                                       ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY
       Current liabilities                             $  143,500
       Stockholders' equity                             2,942,309
                                                       ----------
                                                       $3,085,809
                                                       ==========

                     UNAUDITED PROFORMA INFORMATION


On February 17, 1999, Versailles Capital Corporation ("Versailles") and its newly organized, wholly-owned subsidiary, Amerimmune, Inc. ("Amerimmune") entered into an agreement and plan of merger whereby Versailles was to acquire all of the issued and outstanding common shares of British Lion Medical, Inc. ("British Lion") in exchange for shares of Versailles $.05 par value per share common stock. On February 23, 1999, the exchange was completed, each share of British Lion's issued and outstanding stock was exchanged for 7.13397 shares (41,758,743 total shares) of Versailles' common stock.

After the exchange, British Lion stockholders owned approximately 97% of the outstanding common stock of Versailles. Versailles has also assumed the obligations of British Lion regarding all outstanding stock options and warrants to purchase shares of British Lion's common stock and has agreed to issue shares of Versailles' common stock under the same terms and conditions.

Subsequent to the exchange, all directors and officers of Versailles resigned and new officers and directors were elected. Versailles has remained as the surviving corporation after the merger and has succeeded to the business of British Lion.

Versailles is a pharmaceutical research company developing Cytolin(R), a drug designed to protect the immune system, especially in patients suffering from Human Immunodeficiency Virus ("HIV"). Cytolin(R) is important for the growing number of patients who have become resistant to drugs currently used to treat the HIV/AIDS virus.

The following unaudited proforma combined balance sheet and unaudited proforma combined statement of stockholders' equity (deficit) assume the exchange occurred on December 31, 1998 and combines the financial positions of Versailles and British Lion as of December 31, 1998, using the assumptions described in the accompanying notes. Since British Lion was the predominant entity, this combination was accounted for as a recapitalization of British Lion.

The unaudited proforma results of the combined operations of Versailles and British Lion are not presented because the combination is accounted for as a recapitalization at historical cost, as Versailles had diminimous operations.

               UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            DECEMBER 31, 1998

                                                 British
                                  Versailles      Lion              Proforma
                                  Historical    Historical         Adjustments    Combined
                                  ----------    ----------    ----------------    --------
ASSETS

CURRENT ASSETS:
  Cash                            $        -    $    4,010    (A)  $ (137,875)   $2,840,712
                                                              (C)   3,074,577
                                                              (F)    (100,000)
  Current portion of prepaid
    management fees -
    affiliated corporation                 -        60,937                           60,937
                                  ----------    ----------                       ----------

    TOTAL CURRENT
     ASSETS                                -        64,947                        2,901,649

OTHER ASSETS
  Prepaid management fees -
    affiliated corporation                 -       158,438                          158,438
  Deferred stock offering costs            -        54,485    (C)     (54,485)            -
  Deposits                                 -        25,722                           25,722
                                  ----------    ----------                       ----------
                                           -       238,645                          184,160
                                  ----------    ----------                       ----------
                                  $        -    $  303,592                       $3,085,809
                                  ==========    ==========                       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
  Accounts payable and accrued
    expenses                      $      495    $  186,011    (A)  $  (43,006)   $  143,500
  Due to affiliated corporations           -        94,869    (A)     (94,869)            -
                                  ----------    ----------                       ----------
    TOTAL CURRENT
    LIABILITIES                          495       280,880                          143,500
                                  ----------    ----------                       ----------

  STOCKHOLDERS' EQUITY
  (DEFICIT)
  Preferred stock                          -             -                                -
  Common stock                        64,206       347,250    (B)  (1,179,405)    2,252,143
                                                              (C)     100,500
                                                              (C)   2,919,592
                                                              (E)      93,903
                                                              (E)     (93,903)

  Additional paid-in capital         469,178             -    (B)   1,179,405     1,114,704
                                                              (D)    (533,879)
  Deficit accumulated during                                  (F)    (100,000)
  the development stage             (533,879)     (324,538)   (D)     533,879      (424,538)
                                  ----------    ----------                       ----------

    Total stockholders' equity
     (deficit)                          (495)       22,712                        2,942,309
                                  ----------    ----------                       ----------
                                  $        -    $  303,592                       $3,085,809
                                  ==========    ==========                       ==========

  See notes to unaudited proforma combined financial statements and the notes to the accompanying historical financial statements.
                                  F-19

                 UNAUDITED PROFORMA COMBINED STATEMENT
                    OF STOCKHOLDERS' EQUITY (DEFICIT)
                            DECEMBER 31, 1998



                                                   British
                                   Versailles       Lion           Proforma
                                   Historical     Historical       Adjustments    Combined
                                   ----------    -----------   ---------------    --------
STOCKHOLDERS' EQUITY
(DEFICIT) :
  Preferred stock, $.10 par value; $        -   $        -         $        -    $        -
  50,000,000 shares authorized,
  none issued and outstanding

  Common stock, $.05 par value:
  100,000,000 shares authorized;                              (B)  (1,179,405)
  1,284,116 (Versailles)                                      (C)     100,500
  41,758,743 (British Lion)                                   (C)   2,919,592
  and 43,042,859 (combined)                                   (E)      93,903
  shares issued and outstanding       64,206       347,250    (E)     (93,903)    2,252,143

  Additional paid-in capital         469,178             -    (B)   1,179,405     1,114,704

                                                              (D)    (533,879)
  Deficit accumulated during                                  (F)    (100,000)
  the development stage             (533,879)     (324,538)   (D)     533,879      (424,538)
                                  ----------    ----------                       ----------

  Total stockholders' equity
  (deficit)                       $     (495)   $   22,712                       $2,942,309
                                  ==========    ==========                       ==========







  See notes to unaudited proforma combined financial statements and the notes to the accompanying historical financial statements.
                                  F-20

                     UNAUDITED PROFORMA INFORMATION

                       NOTES TO UNAUDITED PROFORMA
                      COMBINED FINANCIAL STATEMENTS

The proforma adjustments assume the issuance of 7.13397 shares of Versailles' $.05 par value common stock in exchange for each share of British Lion's no par value common stock. Versailles issued 41,758,743 of it shares in exchange for British Lion's 4,750,000 issued and outstanding shares, British Lion's private placement of 1,070,000 shares at $3.00 per share, and the issuance of 33,500 shares of common stock, at a recorded value of $3.00 per share, as a finders fee paid to an investor. In addition, 72,233 stock warrants were issued in connection with the private placement at a recorded value of $1.30 per warrant.

The acquisition is accounted for as a recapitalization of British Lion and therefore, assets and liabilities are combined at historical cost.

The following is a summary of the adjustments required based upon the above assumptions.

     A. Record the payment of existing Versailles and British Lion liabilities.

     B. Issuance of Versailles' common stock in exchange for British Lion's common stock.

          Each share of British Lion's issued and outstanding no par value common stock (5,853,500 total shares) was exchanged for 7.13397 shares (41,758,743 total shares) of Versailles $.05 par value common shares. As a result of the recapitalization, common stock decreased and additional paid-in capital increased $1,179,405 to reflect the change in British Lion's shares from no par value to $.05 par value common stock.

     C. Issuance of $1,070,000 shares of British Lion's no par value common stock at $3.00 per share pursuant to a private placement effective February 22, 1999.

          British Lion successfully completed a private placement of its common stock on February 22, 1999. The Company raised net cash proceeds of $3,045,092 (gross proceeds of $3,210,000 less cash private placement and merger expenses of $164,908). The Company also incurred non-cash merger expenses of $125,500 in connection with the private placement. The Company (i) issued 33,500 shares of its restricted common stock with a recorded value of $3.00 per share to an investor for assisting in the private placement of the Company's common stock ($100,500) and (ii) issued 300,000 shares of common stock and 200,000 options at a price of $3.00 per share to a financial consulting firm for assisting the Company in private placements and finding an appropriate public company into which the Company could merger. The fair value of these services was estimated at $25,000. The Company's equity increased $2,919,592 as a result of the private placement.

     D. Elimination of Versailles' deficit accumulated during the development stage.

          Versailles' deficit accumulated during the development stage of $533,879 was eliminated in the recapitalization and was reclassified as a decrease to additional paid-in capital.

     E. Each of the 72,233 stock warrants issued in connection with the recapitalization were valued at $1.30.

     F. Record the payment of a brokers fee of $100,000 incurred in connection with the merger of Amerimmune and Versailles with the Company.

                                  F-21